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Group Vari-Exceptional Life Plus

ALLMERICA
FINANCIAL®

SEMI-ANNUAL REPORT

JUNE 30, 2006

Please see important Prospectus Supplements in the back of this document.

General Information

As of 6/30/06

Investment Advisers

Goldman Sachs Asset Management, L.P.

32 Old Slip, New York, New York 10005

Goldman Sachs Capital Growth Fund

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Government Income Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs Mid Cap Value Fund

Goldman Sachs Money Market Fund

Goldman Sachs Structured U.S. Equity Fund

Investment Sub-Adviser

SSgA Funds Management, Inc.

One Lincoln Street, Boston, MA 02111

Goldman Sachs Equity Index Fund

Investment Advisers (continued)

Goldman Sachs Asset Management International

10-15 Newgate Street, London, England EC1A7HD

Goldman Sachs International Equity Fund

Alliance Capital Management L.P.

1345 Avenue of the Americas, New York, NY 10105

AllianceBernstein Growth and Income Portfolio

Fidelity Management & Research Company

82 Devonshire Street, Boston, MA 02109

Fidelity VIP Asset Manager Portfolio

Fidelity VIP Contrafund Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Growth Portfolio

Fidelity VIP High Income Portfolio

Fidelity VIP Index 500 Portfolio

Fidelity VIP Overseas Portfolio

Janus Capital Management LLC

100 Fillmore Street, Denver, CO 80206

Janus Aspen Mid Cap Growth Portfolio

Janus Aspen Worldwide Growth Portfolio

Mondrian Investment Partners Ltd.

80 Cheapside, London, EC2V6EE, United Kingdom

Delaware VIP International Value Equity Series

Pacific Investment Management Company

840 Newport Center Dr., Newport Beach, CA 92660

PVIT Total Return Portfolio II

T. Rowe Price International, Inc.

100 East Pratt Street, Baltimore, MD 21202

T. Rowe Price International Stock Portfolio

One or more funds may not be available under the variable product which you have chosen. Inclusion in this report of a fund which is not available under your contract/policy is not to be considered a solicitation. To identify the funds available through your variable product, please refer to the Product Performance Summary herein.

Important Performance Information Regarding Your

Variable Life Insurance Policy

Monthly total return figures presented for variable life insurance products are net of the total fund operating expenses, mortality expense and monthly charges made against the sub-accounts. The “without surrender charges” total return figures do not reflect surrender charges. If these charges were deducted, the returns would be significantly lower. The figures do not illustrate how investment performance of the underlying funds will affect policy values and benefits because they do not reflect deduction of all applicable policy charges. When reviewing performance “without surrender charges”, consider that if actual surrender charges were applied performance figures would be lower. Principal, unit value and investment return will fluctuate, and therefore, the policy cash value and death benefit may vary accordingly. Past performance is not a guarantee of future results. An investor’s shares, when redeemed, may be worth more or less than their original cost. Current data may be lower or higher than data quoted. The funds are available as variable sub-accounts in a variety of Allmerica variable life insurance products and are not available for direct investment. Returns for periods greater than one year have been annualized, assume a steady compound rate of return and are not year-by-year results which varied over the periods shown. Inception date represents the inclusion of the underlying fund as an investment option in the portfolio of the variable life insurance product.

RISK DISCLOSURE

International and emerging markets investing may involve additional risks including, but not limited to, political or currency risks that do not apply to domestic investments. Investments in high yield bonds involve greater credit risks than investments in higher rated securities. Investments in small companies present greater risk of loss than investments in larger, well-established companies. Investment in the Money Market Fund is neither insured nor guaranteed by the FDIC, NCUA, or any other government agency. Although the fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the fund.

TO OBTAIN A PROSPECTUS AND/OR AN ILLUSTRATION

To obtain a prospectus, download one from www.allmerica.com or call our customer service line at 800-533-7881. Please read it carefully. Consider the product’s objectives, risks, charges and expenses before you invest. The prospectus contains this and other important information about the product.

If you own a life insurance policy and would like to request a personalized illustration of death benefits, cash surrender values and cash values, you may call our customer service line at 800-533-7881.

Variable insurance products are issued by Allmerica Financial Life Insurance and Annuity Company and First Allmerica Life Insurance Company, and are distributed through VeraVest Investments, Inc., member NASD/SIPC, located at 440 Lincoln Street, Worcester, MA 01653, 508-855-1000.

04-0027(12/04)

Product Performance Summary

Group Vari-Exceptional Life Plus (AFLIAC)

Average Annual Total Returns as of 6/30/06

The average annual total returns for the Group Vari-Exceptional Life Plus sub-accounts of AFLIAC are summarized below. The returns shown are net of total underlying fund expenses and all sub-account charges, but do not include insurance charges, including the premium expense charge, monthly charges under the policy, surrender charges or transaction charges. If the returns included the effect of these additional charges, they would have been significantly lower. For returns of the underlying funds that do not reflect the deduction of insurance and sub-account charges please refer to the following individual portfolio reviews.

		Without Surrender and Monthly Policy Charges*
Sub-Accounts	Sub- Account Inception Date	1 Year	5 Years	10 Years or Life of Sub- Account (if less)

Goldman Sachs Variable Insurance Trust
Goldman Sachs Capital Growth Fund	1/9/06	N/A	N/A	-5.02%
Goldman Sachs Core Fixed Income Fund	1/9/06	N/A	N/A	-1.91%
Goldman Sachs Equity Index Fund	1/9/06	N/A	N/A	-1.79%
Goldman Sachs Government Income Fund	1/9/06	N/A	N/A	-1.50%
Goldman Sachs Growth Opportunities Fund	1/9/06	N/A	N/A	-6.02%
Goldman Sachs International Equity Fund	1/9/06	N/A	N/A	-0.82%
Goldman Sachs Mid Cap Value Fund	1/9/06	N/A	N/A	0.52%
Goldman Sachs Money Market Fund	1/9/06	N/A	N/A	1.11%
Goldman Sachs Structured U.S. Equity Fund	1/9/06	N/A	N/A	-2.43%

Alliance Variable Products Series Fund, Inc. (Class B)
AllianceBernstein Growth and Income Portfolio	10/2/00	5.21%	1.87%	2.70%

Delaware VIP Trust
Delaware VIP International Value Equity Series	7/2/96	18.73%	11.27%	8.49%

Fidelity Variable Insurance Products Fund
Fidelity VIP Asset Manager Portfolio	5/1/95	3.73%	2.41%	5.23%
Fidelity VIP Contrafund Portfolio	11/2/00	16.09%	8.51%	4.35%
Fidelity VIP Equity-Income Portfolio	5/1/95	11.67%	4.24%	7.57%
Fidelity VIP Growth Portfolio	5/1/95	7.04%	-2.43%	5.24%
Fidelity VIP High Income Portfolio	5/1/95	5.12%	6.77%	2.13%
Fidelity VIP Index 500 Portfolio	5/25/99	7.59%	1.35%	0.32%
Fidelity VIP Overseas Portfolio	5/1/95	26.51%	6.76%	6.03%

Janus Aspen Series (Service Shares)
Janus Aspen Mid Cap Growth Portfolio	11/18/03	13.36%	N/A	14.42%
Janus Aspen Worldwide Growth Portfolio	N/A	N/A	N/A	N/A

Returns in the column designated as “Life of Sub-Account” assume an investment in the underlying funds listed above on the date of inception of each sub-account, if the sub-account has been in existence for less than ten years. All full surrenders, or withdrawals in excess of the free amount, may be subject to a surrender charge.

Returns in this report are historical and are not indicative of future results. The return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*Returns are net of the maximum mortality and expense risk charge that can be assessed under the policy. Returns do not reflect surrender charges or other monthly charges under the certificate.

Product Performance Summary

Group Vari-Exceptional Life Plus (AFLIAC) continued

Average Annual Total Returns as of 6/30/06

The average annual total returns for the Group Vari-Exceptional Life Plus sub-accounts of AFLIAC are summarized below. The returns shown are net of total underlying fund expenses and all sub-account charges, but do not include insurance charges, including the premium expense charge, monthly charges under the policy, surrender charges or transaction charges. If the returns included the effect of these additional charges, they would have been significantly lower. For returns of the underlying funds that do not reflect the deduction of insurance and sub-account charges please refer to the following individual portfolio reviews.

		Without Surrender and Monthly Policy Charges*
Sub-Accounts	Sub- Account Inception Date	1 Year	5 Years	10 Years or Life of Sub- Account (if less)

PIMCO Variable Insurance Trust
PVIT Total Return Portfolio II	2/19/02	-1.41%	N/A	2.56%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	2/12/96	21.74%	5.26%	3.62%

Returns in the column designated as “Life of Sub-Account” assume an investment in the underlying funds listed above on the date of inception of each sub-account, if the sub-account has been in existence for less than ten years. All full surrenders, or withdrawals in excess of the free amount, may be subject to a surrender charge.

Returns in this report are historical and are not indicative of future results. The return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*Returns are net of the maximum mortality and expense risk charge that can be assessed under the policy. Returns do not reflect surrender charges or other monthly charges under the certificate.

Variable Life Insurance Product Information

Group Vari-Exceptional Life Plus

Product Description

These Policies are individual flexible premium variable life insurance policies offered to eligible applicants who are members of a non-qualified benefit plan having a minimum of five or more members, depending on the group, and are age 80 years old or under. The Certificate is variable because the Certificate Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

Payment Schedule

The Policies are flexible premium because, unlike traditional insurance policies, there is no fixed schedule for premium payments. The Certificate Owner may vary the frequency and amount of future premium payments, subject to certain limits, restrictions and conditions set by Company standards and federal tax laws.

Cash Value Access

Certificate Owners may access Certificate cash value through loans or withdrawals. Loans and withdrawals will reduce the Certificate Value and Death Benefit.

General Account Information

The Company bears full investment risk for amounts allocated to the General Account and guarantees that interest credited will not be less than an annual rate of 4.0%. The Company, at its sole discretion, may credit a higher rate of interest although it is not obligated to credit interest in excess of the guaranteed minimum rate. The excess rate, if any, in effect on the date a premium is received is guaranteed on that premium for one year unless the Certificate Value associated with the premium becomes security for a Certificate Loan. General Account guarantees are based on the claims-paying ability of the issuer.

Death Benefit

The Company will pay a Death Benefit to the Beneficiary when the Insured dies while the Certificate is in effect. The Death Benefit is at least the Surrender Value of the Certificate after the final premium payment date.

Charges and Fees

The following is a brief description of the Charges and Fees associated with the Policies. These charges vary by product version but will not exceed the maximums listed below. Please see the prospectus for a detailed description of the specific charges that apply to your Policy.

Surrender Charges: The Certificate provides for a contingent deferred sales and administrative charge varying by product version which will be deducted upon full surrender of the Certificate or a decrease in the Face Amount. The maximum Surrender Charge remains level for 24 months, reduces uniformly each month for the balance of the Surrender Charge period and is 0 thereafter. A separate Surrender Charge may be calculated for each Face Amount increase.

Partial Withdrawal Charge: In addition to Surrender Charges, if applicable, an additional processing charge, which is the smaller of 2.0% of the withdrawal amount or $25, will be assessed on each partial withdrawal.

Transfer Charge: The Company currently does not restrict the number of transfers among the Sub-Accounts. The first 12 transfers may be made free of charge. A fee of up to $25 may be assessed for each subsequent transfer.

Face Amount Change Charge: For each increase or decrease in Face Amount, a transaction charge equal to the greater of $2.50 per $1,000 of the increase or decrease to a maximum of $40 will be assessed.

Premium Expense Charge: Current charges vary by product version, guaranteed not to exceed 10%.

Monthly Administration Charge: A monthly charge is assessed against the Certificate to cover administration. The current charge varies by product version and is guaranteed not to exceed $10.

Monthly Mortality and Expense Risk Charge: Current charges vary by product version up to a guaranteed effective annual rate of 0.90%.

Allocation Change Charge: A charge may be assessed, not to exceed $25, for changing net premium allocation instructions.

Monthly Cost of Insurance: Current charges vary by month depending on age, Face Amount and other Certificate variables.

Underlying Fund Expenses: The funds incur investment advisory fees and other expenses which are reflected in the Variable Account. The levels of fees and expenses vary among the funds.

If you would like to request additional copies of this report, please call 1-800-782-8386

Group Vari-Exceptional Life Plus is issued by Allmerica Financial Life Insurance and Annuity Company and distributed by VeraVest Investments, Inc., NASD/SIPC.

440 Lincoln Street, Worcester, MA 01653, Phone 508-855-1000, Fax 508-853-6332, www.allmerica.com

SAR-GRPVELPL (06/06)